UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2010
TD Ameritrade Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-49992	82-0543156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4211 South 102nd Street Omaha, Nebraska (Address of principal executive offices)	68127 (Zip Code)
Registrant’s telephone number, including area code: (402) 331-7856
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On October 26, 2010, the Registrant released its financial results for its fourth fiscal quarter and fiscal year ended September 30, 2010. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Amendment to the Long-Term Incentive Plan
The H.R. and Compensation Committee previously approved a new form of restricted stock unit agreement (“RSU Agreement”) to be used for grants of restricted stock units (“RSUs”) under the Long-Term Incentive Plan of TD Ameritrade Holding Corporation.
The RSU Agreement includes a provision that automatically increases the number of RSUs awarded in the event TD Ameritrade pays a cash dividend.
The foregoing is qualified in its entirety by reference to the form of RSU Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report of Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits
10.1	TD Ameritrade Holding Corporation Form of RSU Agreement

99.1	News Release issued by the Registrant on October 26, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 26, 2010	TD AMERITRADE HOLDING CORPORATION
	By:	/s/ WILLIAM J. GERBER
William J. Gerber
Executive Vice President, Chief Financial Officer

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